                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4, of our report dated February 26, 1997, included in WorldCom, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                            /s/ ARTHUR ANDERSEN LLP
                                            ARTHUR ANDERSEN LLP

Jackson, Mississippi
December 18, 1997.